UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 or 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2016

SHORETEL, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33506	77-0443568
(Commission File Number)	(IRS Employer Identification No.)

960 Stewart Drive, Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 331-3300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On May 12, 2016, as part of its annual review of executive compensation, the Board of Directors of ShoreTel, Inc. (“ShoreTel”) approved amending the annual base salary for Don Joos, the President and Chief Executive Officer of ShoreTel, to $500,000, effective July 1, 2016. In addition, Section 7.3.1 of Mr. Joos’ Executive Employment Agreement dated as of August 12, 2013 was amended to provide that the amount of the payment shall be changed from 18 months’ base salary to 24 months’ base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShoreTel, Inc.

Date: May 17, 2016	By:	/s/ Allen Seto
Name: Allen Seto
Title: Vice President and General Counsel